Exhibit 99.3

Engility – TASC Merger Frequently Asked Questions (FAQ)

1.	What was announced today?

•	Today, we announced that we have entered into an exciting agreement under which Engility will acquire privately-held TASC, a leading professional services provider to the national security and public safety markets, in an all-stock transaction.

•	This transaction will build on the strengths of each company to create a leading government services provider.

•	The transaction combines two highly complementary businesses to form an entity with the scale and diversity of offerings to secure a leading position in the government services industry.

2.	Who is TASC?

•	TASC, founded in 1966, is a leading provider of enterprise systems engineering, mission-enabling architectures and value-based solutions for the national security and public safety markets with a substantial presence in the Intelligence Community, Space and other markets in which Engility was previously underrepresented.

•	Drawing upon extensive domain knowledge, subject-matter expertise and technical resources, TASC delivers the strategic and tactical insight needed to help customers meet their most complex national security challenges.

•	TASC currently has approximately 4,000 employees and is a prime contractor on approximately 85% of the work it does.

•	For additional information, we encourage you to visit TASC’s website at www.TASC.com.

3.	Who will manage the combined company? Will there be changes to the executive leadership team or Board of Directors?

•	The combined company’s senior leadership team will comprise executives from both Engility and TASC.

•	Tony Smeraglinolo will continue to serve as President and Chief Executive Officer and John Hynes, current President and Chief Executive Officer of TASC, will become Chief Operating Officer of the combined entity.

•	Edward Boykin, chairman of Engility, and Peter Marino, currently chairman of TASC, will become non-executive co-chairs of the combined company.

•	Following the completion of the transaction, Engility’s Board of Directors is expected to be expanded to 11 members from seven members, which will include four nominees from the TASC Investors, KKR and General Atlantic, one of whom will be Mr. Marino.

•	Under the terms of the Stockholders Agreement, the public stockholders of Engility will continue to elect a majority of the combined company’s Board members.

4.	Why is Engility making this acquisition? How does this fit into Engility’s strategy?

•	TASC’s well-recognized technical capabilities complement Engility’s price differentiation and will allow the combined company to deliver affordable high-quality services to its expanded customer base.

•	We expect this transaction to accelerate our growth strategy, which is focused on further diversifying our customer base, adding substantial scale to our business, broadening our capabilities and increasing our addressable market.

•	In addition, we expect our stockholders to benefit from an enhanced earnings growth rate, significantly increased free cash flow and a lower effective cash tax rate.

5.	Why did TASC agree to the transaction?

•	TASC’s Board of Directors agreed to this transaction because they believe that together, we can become a stronger company and offer customers an even more comprehensive suite of high-quality offerings to meet their evolving mission and affordability requirements.

•	TASC’s well-recognized technical capabilities complement Engility’s low-cost differentiation and will allow the combined company to deliver affordable high-quality services to its expanded customer base.

6.	What does this transaction mean for me? What can we expect between now and closing?

•	This combination creates an even stronger base of talent by uniting two highly-skilled and talented workforces that share a strong commitment to serving customers.

•	Until the transaction is completed, we will remain separate companies.

•	It remains business as usual for all of us at Engility and we should continue to focus on our client commitments and day-to-day responsibilities.

7.	Should we expect changes to benefits and compensation?

•	We do not expect any immediate changes to Engility’s employee benefits and compensation plans as a result of this announcement.

8.	What happens to my 401k? Should I continue to contribute?

•	Following the close of the transaction there will be no changes to your 2015 401k plan as previously defined.

9.	I’m a stockholder, when should I expect to receive the special cash dividend?

•	The dividend is expected to be paid on or near the closing date of the transaction.

10.	What do I say if I’m asked about the transaction?

•	If your customers ask about the transaction, we ask that you emphasize that it is business as usual at Engility.

•	With respect to questions you may get from others outside the Company – such as investors, analysts, or the media – please note that Engility employees are not authorized to speak publicly or communicate externally about this announcement on the company’s behalf except for certain company executives.

•	Please follow our company policy regarding external inquiries and direct all media, analyst and investor-related inquires to Dave Spille, VP of Investor Relations and Corporate Communications, at dave.spille@engilitycorp.com.

11.	Where can employees obtain additional information?

•	We will continue to keep you up-to-date on important developments as we move through the process.

•	If you have additional questions, please feel free to reach out to your manager.

12.	What will happen to the Engility name?

•	We will maintain the Engility Holdings Inc. name and post-transaction close, we intend to continue to go to market leveraging TASC’s record of success.

13.	How will TASC employees be integrated into the Engility organization? Do you anticipate any layoffs following this transaction?

•	We will carefully evaluate the opportunities to combine these two great companies in a manner that builds on our collective past successes and enables us to create a greater organization going forward.

•	There are still many details to work through as this transaction gets finalized, but it is important to note that both Engility and TASC are committed to keeping you informed as best we can.

14.	What is the overlap between TASC’s organization and Engility’s?

•	TASC will bring more than 850 contracts and task orders to the combined company that will have minimal overlap with Engility’s current contract vehicles and customers.

•	Together, we expect to be able to provide an even more comprehensive suite of affordable high-quality offerings to meet our customers’ evolving mission and affordability requirements.

15.	Will this transaction create additional opportunities for me professionally?

•	This combination creates an even stronger base of talent by uniting two highly-skilled and talented workforces that share a strong commitment to serving customers.

16.	When is the transaction expected to close? What approvals are required?

•	The transaction is expected to close in the first quarter of 2015 and is subject to receipt of appropriate approvals, consummation of contemplated financing and other customary closing conditions.

•	The transaction is also subject to the approval of the stockholders of both Engility and TASC.

•	Pursuant to a voting agreement, the TASC Investors have already agreed to vote in favor of and adopt the merger agreement.

ADDITIONAL INFORMATION FOR STOCKHOLDERS

In connection with the proposed merger, Engility Holdings (“Engility”) will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy/consent solicitation statement of Engility and TASC Parent Corporation (“TASC”) and a prospectus of Engility, as well as other relevant documents concerning the proposed transaction. Engility will mail the definitive joint proxy/consent solicitation statement/prospectus to the Engility and TASC stockholders. STOCKHOLDERS OF ENGILITY AND TASC ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY/CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy/consent solicitation statement/prospectus (when available) and other filings containing information about Engility at the SEC’s website at www.sec.gov. The joint proxy/consent solicitation statement/prospectus (when available) and the other filings may also be obtained free of charge at Engility’s website at www.Engilitycorp.com under the tab “Investor Relations,” and then under the heading “SEC Filings.”

Engility, TASC and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Engility stockholders in connection with the proposed merger. Information about the directors and executive officers of Engility and their ownership of Engility common stock is set forth in the proxy statement for Engility’s 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 11, 2014.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy/consent solicitation statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraphs.

NO OFFERS OR SOLICITATIONS

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.